Exhibit 10.3
                        OFFICE/WAREHOUSE LEASE AGREEMENT

     The lease made and entered into at Broward County, Florida, the 15th day of November, 1998, by and between
                                 STEVEN J. COOPERMAN, TRUSTEE
hereinafter called "LESSOR" and
                                 GINSITE MATERIALS, INC.

hereinafter called "LESSEE", the terms "LESSOR" and "LESSEE" being intended to include the permitted successors and permitted assigns of the original parties and the heirs, legal representatives, permitted successors and permitted assigns of the respective persons who from time to time are Lessor and Lessee, Wherever the context of this Lease so requires or admits.

                               W I T N E S S E T H

     That the Lessor, for and in consideration of the rents herein reserved to be paid by the Lessee, for and in consideration of the Covenants to be kept and performed by the Lessee, does hereby lease, let the demise unto the Lessee, the following warehouse unit/or units situated in Broward County, Florida, consisting of a total of approximately 12,670 square feet located at and described as follows:

    Address: 6781 West Sunrise Boulevard
             Sunrise, FL 33313

     The parties hereby stipulate for purposes of all calculations hereunder, that the gross leasable area of the premises is 12,670 square feet, regardless of the actual area.

1. ACCEPTANCE OF DEMISE BY LESSEE: The Lessee, in consideration of the demise of said property by the Lessor, and for the further considerations herein set out, has rented, leased and hired, and does hereby rent, lease and hire the said property from the Lessor, on the terms and conditions hereinafter stated.

2.   DURATION OF TERM:

     A. The Primary Term and duration of the Lease shall be for a period of 10 years, 0 months, commencing the 15th day of November, 1997.

     B. Provided the Lessee has not defaulted under the terms of this Lease, the Lessee shall have the right, privilege and option of extending this Lease for an additional period of 2 x 5 years (hereinafter referred to as Secondary
Term) commencing upon the termination date of the Primary Term set forth above. The Lessee shall exercise its option for the Secondary term of this Lease by delivering written notice to the Lessor at least 180 days prior to, and nor more than 210 days prior to, the expiration of the Primary Term by Certified Mail./

3.   AMOUNT OF RENT AND MANNER OF PAYMENT:

     A. The Lessee shall pay unto the Lessor the minimum rent for the Primary Term of this Lease the total rental in the sum of See Below Dollars, said sum to be paid monthly in advance as follows:

        From 11/15/97 through 1/14/98 - $20,000.00 + applicable Florida Sales & Use Tax From 1/15/98 through 11/14/98 - $10,558.33 + applicable Florida Sales & Use Tax Commencing 11/15/98 and annually thereafter, the rent shall increase 5% per annum.


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     B.   In  the  event  the  commencement   date  is  adjusted  by  reason  of
construction, rent shall be paid and pro rated to the first day of the following month in order that rent shall always be paid monthly in advance.

     C. In addition to the payments of minimum rent to the Lessor, the Lessee shall also pay the following, as and for, and hereby defined as "additional rent":

          (1) REAL ESTATE TAXES: Lessee agrees to pay its proportionate share of the real estate taxes during the term of this Lease and any renewal or extension thereof, including any period during which Lessee shall transact business in the Demised Premises prior to the commencement of the term of this Lease. For the purposes of this Article, the term "Real Estate Taxes" shall include all real estate taxes, assessments, water and sewer charges, betterment assessments, sales and/or rent taxes, special assessments, other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen and each and every installment thereof which shall or may, during the Lease term, be levied, assessed, imposed, become due and payable, or liens upon or arising in connection with the use, occupancy or possession of or grow due or payable out of, or for, the STEVEN J. COOPERMAN, TRUSTEE or any part thereof, and all costs incurred by Lessor in contesting, litigating or negotiating the same with the governmental authority. Lessee's proportionate share shall be computed by multiplying the total amount of the real estate taxes each year by a fraction, the numerator of which shall be the gross leasable areas of the Demised Premises and the denominator of which is the gross leasable area of all building or portion thereof (including the Demised Premises) occupied by Lessee in the STEVEN J. COOPERMAN, TRUSTEE determined as of the Commencement Date of the Lease and thereafter as of the beginning of the calendar year in which such taxes are paid. Lessee hereby waives any right it may have by statute or otherwise to protect real estate taxes to any public taxing authority. Nothing herein contained shall be construed to include as a tax which shall be the basis of real estate taxes, any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Lessor; provided, however, that if any time after the date hereof, the methods of taxation shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed (a) a tax on the rents receive3d from such real estate, or
(b) a license fee measured by the rents receivable by Lessor which is otherwise measured by or based in whole or in part upon the STEVEN J. COOPERMAN, TRUSTEE or any portion thereof, or (c) an income or franchise tax, then the same shall be included in the computation of real estate taxes hereunder, computed as if the amount of such tax or fee so payable were that due if the STEVEN J. COOPERMAN, TRUSTEE were the only property of Lessor subject thereto.

               (A) Lessee agrees to pay to the Lessor the sum of $11,694.97 Dollars per annum payable in monthly installments of $974.58 on the first day of each calendar month as its estimated payment of Real Estate taxes until the STEVEN J. COOPERMAN, TRUSTEE is assessed as substantially completed. For each year thereafter Lessee shall pay Lessor monthly one-twelfth (1/12) of the amount of Lessee's proportionate tax liability based on the actual taxes for the preceding calendar year. Lessor shall notify Lessee in writing of the actual amount due by Lessee for the preceding calendar year when determined. Any amount paid by Lessee which exceeds the true amount due shall be credits on the next succeeding payment due pursuant to this Section. If the Lessee has paid less than the true amount due, Lessee shall pay the difference within ten (10) days of receipt of notice from Lessor. If the term of this Lease shall begin or end other than on the first or last day of a calendar year, these charges shall be billed and adjusted on the basis of such fraction of a calendar year. Should the


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taxing  authorities  include in such real estate  taxes,  machinery,  equipment, fixtures, inventory or other personal property or assets of the Lessee, then Lessee shall also pay its proportionate share of the entire real estate taxes for such items.

               (B) Lessee shall pay to Lessor, together with each installment of Rent, all sales or rent taxes from time to time imposed in connection with rents paid by Lessee under this Lease.

        2)     COMMON AREAS:

               (A) Lessor shall make available  within or adjacent to the STEVEN
J. COOPERMAN, TRUSTEE such Common Areas, together with any Common Areas made available by means of cross easements and/or reciprocal construction, operating and easement agreements, as Lessor shall from time to time, deem to be appropriate for the STEVEN J. COOPERMAN, TRUSTEE and Lessor shall operate and maintain such Common Areas for their intended purpose. Lessee shall have the non-exclusive right during the term of this Lease to use (for their intended purposes) the Common Areas for itself, its employees, agents, customers, invitees, licensees and concessionaires subject, however, to the provisions of this Article.

               (B) All Common Areas shall be subject to the exclusive control and management of Lessor, and Lessor shall have the right, at any time and from time to time, to establish, modify, amend and enforce uniform rules and regulations with respect to the common Areas and the use thereof. Lessee agrees to abide by and conform with such rules and regulations upon notice thereof, to cause its concessionaires, invitees and licensees and its and their employees and agents, to abide and conform. Lessor shall have the right (a) to close, if necessary, all or any portion of the Common Areas to such extent as may in the opinion of Lessor's counsel be reasonably necessary to prevent a dedication or public taking thereof or the accrual of any rights of any person or of the public therein, (b) to close temporarily all or any portion of the Common Areas to discourage non- customers' use, (c) to use portions of the Common Areas while engaged in making additional improvements or repairs or alterations to the STEVEN J. COOPERMAN, TRUSTEE, (d) to transfer, in whole or in part, any of Lessor's rights and/or obligations under this Article, to any other Lessee(s) sub-lessee(s) or other occupant(s) of the STEVEN J. COOPERMAN, TRUSTEE or to such other party(ies) or designee(s) as lessor may from time to time determine, and (e) to do and perform such other acts (whether similar or dissimilar to the foregoing) in, to and with respect to, the Common Areas as in the use of good business judgment Lessor shall determine to be appropriate for the STEVEN J. COOPERMAN, TRUSTEE, lessee agrees to cause its officers, employees, agents, licensees and any concessionaires to park their respective automobiles, trucks and other vehicles only in such parking places in the Common Areas designated by the Lessor from time to time as the employee parking area. Lessee further agrees, upon request, to furnish to Lessor the motor vehicle license numbers assigned to the vehicles of Lessee and any concessionaire, their respective officers, agents, employees and licensees, Lessor, after notice to Lessee that Lessee or any of its officers, employees, agents, licensees, or concessionaires, are not parking in said employee parking area, may at its option, in addition to any other remedies it may have, tow away any such vehicle at Lessee's expense and/or impose a parking fine of $10.00 for each vehicle for each day or portion thereof that such violation(s) continues after five (5) days notice to Lessee. Lessee shall not at any time interfere with the rights of Lessor and other tenants, their officers, employees, agents, licensees, customers, invitees and concessionaires, to use any part of the parking areas and other Common Areas.

               (C) In consideration of Lessor's agreement to operate and maintain the Common Areas, Lessee covenants and agrees to pay Lessee's Pro Rata Share of the Common Area Costs (as such terms are defined below) for each Lease


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Fiscal Year.  Lessor  shall notify  Lessee from time to time of the amount which
Lessor  estimates  will be the  amount of the  Common  Area Costs for such Lease
Fiscal Year and Lessee shall pay to Lessor Lessee's Pro Rata Share of such amount in equal monthly installments in advance, on or before the first day of each month. Lessor shall submit to Lessee annually a statement showing the Common Area Costs to be paid by Lessee with respect to such year, the amount heretofore paid by lessee during such Lease Fiscal and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Appropriate adjustment shall thereupon be made between the parties, on demand, on the basis of such statement. Each statement shall be binding upon Lessee, its successors and assigns, as to the matters set forth therein, if no objection is raised with respect thereto within thirty (30) days after submission of each statement to Lessee. Lessee shall have the right, at Lessee's expense, to examine Lessor's books and records at the office of Lessor during ordinary business hours not more than once in each Lease Fiscal year for the purpose of verifying the matters set forth in the statement for immediately preceding Lease Fiscal Year. (1) "Common Area Costs" shall mean the total costs and expenses incurred by Lessor, its agents and/or designees for operating, maintaining, repairing and/or replacing all or any part of the Common Areas (and any installation therein, thereon, thereunder, or thereover), which costs and expenses shall include, but shall not be limited to, the following: the total costs and expenses incurred in cleaning, planting, replanting and maintaining the landscaping of the common facilities of the STEVEN J. COOPERMAN, TRUSTEE; the cost of all Lessor's insurance, including, but not limited to, fire and other casualty, bodily injury, public liability, property damage liability,
automobile   parking  lot  liability   insurance,   sign   insurance,   workmans
compensation insurance and other insurance carried by Lessor for the Common Areas; assessments; repairs; repairing; line repainting; exterior repainting; rental and maintenance of signs and equipment; lighting; sanitary control; removal of trash, rubbish, garbage and other refuse; depreciation of machinery and equipment used in such maintenance; depreciation of roof and paved areas; repair and/or replacement of on-site water lines, electric lines, gas lines, sanitary sewer lines and storm water lines; all electrical, water, sewer or other utility charges for serving the Common Area (including any on-site and/or off-site sanitary treatment plant(s) serving the STEVEN J. COOPERMAN, TRUSTEE and all pipes leading to and from same); the cost of personnel to implement such services, including directing of parking; wages and salaries (including employee benefits, unemployment insurance and social security payments) of any personnel necessary to implement the operation, maintenance and repairs of the STEVEN J. COOPERMAN, TRUSTEE (excluding the cost of any work performed at Lessor's home office); personal property taxes, sales and use taxes on material, equipment, supplies and services; fees for required license and permits; fire, security and police protection, sprinkler system; public address system(s)' public toilets; reasonable straight line of depreciation of, and rental charges for movable equipment, supplies, material and labor. (2) "Lease Fiscal Year" means each period of January 1 through December 31 during the term hereof except that the first Lease Fiscal Year shall be the period from the commencement of the term hereof through the December 31 next following the commencement date and the last Lease Fiscal Year shall be the period from the January 1 next proceeding the termination date to and including the termination date of the lease term. (3) "Lessee's Pro-rata Share" is defined as a fraction, the numerator of which is the gross leasable area of the Demised Premises and the denominator of which is the gross leasable area


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of all buildings or portions thereof  (including the Demised Premises)  occupied by Lessee in the STEVEN J. COOPERMAN, TRUSTEE. All amounts due and payable under this Article 3, whether minimum Rent, Common Area Maintenance, Real Estate Tax, or Sales Tax, are hereby deemed and defined as "Rent".

4.   LESSEE'S SUBORDINATION TO MORTGAGE:

     It is specifically understood and agreed by and between the Lessor and the Lessee that the Lessor may from time to time secure mortgages on the Demised Premises from a bank, savings and loan association, insurance company or other lender, and that this Lease is and shall be subordinate to the lien of any mortgages; and the Lessee agrees that it will execute and or provide as the case may be such subordination and other documents, including but not limited to estoppel certificates and financial statements, or agreements as may be requested or required by such lender; however, that the mortgage and/or subordination agreement, as the lender may direct, shall contain a provision which states, in effect, that the Lessee shall not be disturbed in its possession and occupancy of the Demised Premises during the term of this Lease, notwithstanding any such mortgage or mortgages, provided that the Lessee shall comply with and perform its obligations hereunder.

5. COVENANTS OF THE LESSEE: The Lessee hereby covenants and agrees with the Lessor as follows:

     A.   That it will promptly pay the rent as herein specified without notice.

     B. That it will keep the interior and exterior portion of the demised premises and the improvements placed thereon and therein in a good state of repair, and it will be responsible for all repairs including but not limited to the painting, maintenance and interior repairs to the interior of the building including all windows, doors and openings, all electrical, heating, plumbing, air conditioning and other systems installed within or without the building. It is acknowledged that if Lessee installs and maintains T.V. antennas, air conditioning and/or signs, lightening, and/or other equipment, objects or materials and the like, on the roof of the premises (and such installation shall be only on the roof directly over the premises leased by the Lessee), the Lessee shall be solely responsible for all of said area over the Demised Premises and any other area affected by the installation or maintenance work thereon

     C.   INDEMNITY AND INSURANCE:

          (1) Lessee agrees to save Lessor harmless from, and indemnify Lessor against, and covenants not to sue Lessor for, to the extent permitted by law, any and all injury, loss or damage and any and all claims of injury, loss or damage, of whatever nature (a) caused by or resulting from, or claimed to have been caused by or to have resulted from , any act, omission or negligence of Lessor, by Lessee or anyone claiming under Lessee (including, bit without limitation subtenants and concessionaires of Lessee and, employees and contractors of Lessee or its subtenants or concessionaires), no matter where occurring and (b) occurring upon or about the Demised Premises, including but not limited to common areas, parking lots, landscaped areas, no matter how caused, all of the foregoing REGARDLESS OF ANY NEGLIGENCE OF LESSOR'S PART. This covenant, indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage or any such claim, or any proceeding brought thereon or the defense thereof. If Lessee or anyone claiming under Lessee, or the whole or any part of the property of Lessee or anyone claiming under Lessee shall be injured, lost or damaged by theft, fire, water or steam or in steam or in any other way or manner whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by lessor. Lessee covenants not to sue Lessor for, and agrees that Lessor shall not be liable to Lessee or anyone


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claiming  under  Lessee for any injury,  loss or damage that may be caused by or result from the fault or negligence of any persons occupying adjoining premises or any other part of the Entire Premises, or as the result of criminal acts by third parties, regardless of forseability.

          (2) Lessee will maintain general comprehensive public liability insurance, with respect to the Demised Premises and its appurtenances, naming Lessor and Lessee as insured, in the amounts not less than One Million ($1,000,000.00) Dollars with respect to injuries to any one person wand not less than One Million ($1,000,000.00) Dollars with respect to injuries suffered in any one accident, and not less than One Million ($1,000,000.00) Dollars with respect to property, said policy to apply as the primary source of recovery in the event of any occurrence, loss, or damage. Additionally, Lessee shall obtain rent loss insurance and Lessee will keep all plate glass insured naming Lessor and Lessee as insured as their interest may appear. Lessor may, from time to time, increase the amount of such Public Liability Insurance coverage by giving ninety (90) days prior written notice thereof to Lessee, in which event, all subsequent policies acquired by Lessee shall conform to the new insurance requirements. Lessee shall deliver to Lessor the policies of such insurance, or certificates thereof, at least fifteen days prior to the commencement of the term of this lease, and each renewal policy or certificate thereof, at least fifteen (15) days prior to the expiration of the policy it renews. In the event Lessee does not deliver the policies and certificates of insurance to Lessor as aforesaid, Lessor shall have the right to purchase said insurance on behalf of Lessee, and upon submission to Lessee of a bill for the amount paid by Lessor, Lessee shall remit within five (5) days of receipt of said statement the amount owed, together with interest thereon at a rate equal to the highest rate allowed by law to be charged by Lessor per annum.

     D. That Lessee may not assign this Lease, or let, underlet, or sublet, the whole or any part of said premises without the written consent of the Lessor, which consent shall not be unreasonably withheld. No assignment or subletting shall exonerate Lessee from its' obligations hereunder.

     E. That Lessee will not occupy or use said premises, nor permit the same to be occupied or used for any business which is unlawful. That it will comply with all lawful requirements of the Board of Health, Police Department, Fire Department, Municipal, County, State, Federal and any and all other agents, agencies or authorities respecting the manner in which it uses the leased premises.

     F. That at the expiration of said term or any extension or renewal thereof, it will quit and surrender the demised premises in a good and substantial state of repair, reasonable wear and tear excepted. The Lessee shall be responsible for any damage created by reason or by virtue of the conduct of its business; and shall return the demised premises in its original state, reasonable wear and tear excepted.

     G. That Lessee shall not use the premises for any purpose which may increase the standard rate of fire, windstorm, extended coverage and liability insurance; that in the event standard rates of insurance cannot be obtained by reason of the Lessee's use of the demised premises, then and in that event, the Lessee shall, forthwith upon notice, at Lessor's option, either desist from said unacceptable use and/or pay such additional insurance premiums.

     H. That not withstanding the terminology contained in sub-paragraph B above, or elsewhere in this Lease Agreement, signs shall not be erected and/or attached to any portion of the demised premises without the express written consent of the Lessor. Lessee acknowledges that the Lessor demands uniformity and the sole discretionary right to determine the size, materials and lighting thereof; and accordingly, the Lessor may at its option, order and have installed the signs from one source, same to be at the sole cost and expense of the



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Lessee; provided, however, that theLessee shall first approve same. Violation of this restriction shall allow Lessor to remove such signs without notice and at cost of Lessee.

     I. That Lessee shall not use the interior and/or exterior portion of the demised premises, or any portion of the common areas, parking lot, landscaped areas, or other portions of the property so as to cause any noise, noxious odors, accumulation of materials, supplies, equipment vehicles, waste, discharge or accumulation or storage of hazardous waste, or garbage, vibrations, damage or any other disturbance or nuisance whatsoever which may create undue annoyance or hardship to another Lessee of the Lessor, and/or to the Lessor and/or a hazard or element of waste to Lessor's property. The Lessee shall not make any change to the exterior and/or interior portion of the building without the express written consent of the Lessor, and particularly the Lessee will not cause anything to be done which may impair the overall appearance of the Lessor's building. Although the demised premises is intended to include the exterior walls and parking spaces immediately in front of the premises, the Lessee covenants that it shall not use the exterior portion of the demised premises except for parking and ingress and egress. The Lessee shall not cause the access street or streets in the STEVEN J. COOPERMAN, TRUSTEE to be blocked so as to cause any disruption of traffic by reason of loading, deliveries, etc.

     J. That Lessee accepts the demised premises in its present ("as is") condition. In the event that the demised premises have not been completely constructed as of the execution of the Lease, then in that event, the Lessee acknowledges that Lessee has inspected the plans and specifications and accepts substantial completion of same pursuant to the plans; there being no further representations or warranty by Lessor.

     K. That the Lessor or Lessor's agent may at any reasonable time enter and view said premises and make repairs, if Lessor should elect to do so.

     L. That the Lessee takes all risk of any damage to lessee's property that may occur by reason of water or the bursting or leaking of any pipes or waste water about said premises, or from any act of negligence of any co-tenant or occupants of the building, or of any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever, except for the negligence of the Lessor.

     M. That Lessee covenants not to sue Lessor for, and shall indemnify and save harmless the said Lessor from and against any and all claims, suits, actions, damages and/or causes of action arising during the term of this Lease for any personal injury, loss of life and/or damage to property sustained in or about the leased premises, by reason or as a result of the Lessee's occupancy thereof, and from and against any orders, judgements, and/or decrees which may be entered thereon, and from and against all cost, counsel fees, expenses and liabilities incurred in and about the defense of any such claim and the investigation thereof, REGARDLESS OF ANY NEGLIGENCE ON LESSOR'S PART.

6. COVENANTS OF THE LESSOR: The Lessor hereby covenants and agrees with the Lessee as follows:

     A. That upon the breach of any of the covenants, conditions and stipulations herein contained to be kept and performed by the Lessee, the Lessor may immediately without notice and without the necessity of legal process re-enter said premises, and thereupon, at the Lessor's option, said lease shall forthwith be terminated and/or the Lessor may exercise any of the options hereinbefore provided for the Lessor's benefit in case of default on the part of the Lessee.



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     B.  That  in the  event  improvements  on the  demised  premises  shall  be partially damaged by fire or other casualty but not rendered untenantable, the same shall be repaired with due diligence by the Lessor and at its expense, to the extent insurance proceeds are available therefor, and subject to delay for causes beyond Lessor's control, e.g., act of God, strikes, shortages, or unavailability of equipment/material. If the demised premises shall be damaged by fire, the elements or unavoidable casualty, leaving not less than 60% of the lease floor space usable for Lessee's purposes and rendering the premises unfit for occupancy the lessor shall, within sixty (60) days after said damage advise the Lessee of its intention to rebuild the premises. Provided that the Lessor elects to rebuild the premises, the Lessor shall proceed with such construction and complete same with all reasonable diligence. In the event the Lessor elects not to reconstruct, then and in that event, the Lease shall be deemed terminated as of the date of Lessee's removal provided that the Lessee removes itself from the premises within thirty (30) days of the date of said election. In the event of said damage, but rendering the premises not more than 25% untenantable the Lessee, the rent provided for herein shall not be abated. If said premises are rendered more than 25% untenantable, then and in that event, the rent during the period that the premises are in said condition, shall be reduced in direct proportion to that portion of the premises which is in fact untenantable.

     C. That simultaneously with the execution of this Lease, the Lessee has deposited with the Lessor the sum of $10,558.33 Dollars, receipt of which said sum is hereby acknowledged by the Lessor, as a security deposit to guarantee the full and faithful performance of all of the terms, conditions and obligations to be performed by the Lessee under the terms hereof; same to be returned upon the expiration of this Lease.

     D.  That  the  covenants  and  agreements   contained  in  this  Lease  are
interdependent and are binding on the parties hereto, their successors and assigns. This Lease has been prepared in several counterparts, each of which said counterpart, when executed, shall be deemed to be an original hereof. There shall be no construction or interpretation of this Lease favorable or unfavorable to either party by virtue of its' preparation by Lessor. The parties hereby waive any right to trial by jury. In the event of any litigation, the prevailing party shall recover reasonable attorney fees and costs incurred. Any claim whatsoever that Lessee may have against Lessor shall not be asserted as a counterclaim by Lessee in an eviction action commenced by Lessor, but rather shall be brought by Lessee as a separate action.

     E. That if the Lessee shall not pay the rents herein reserved at the time and in the manner stated, or shall fail to keep and perform any other condition, stipulation or agreement herein contained on the part of the Lessee to be kept and performed, or in the event that any petition or suit shall be filed by or against the Lessee under the bankruptcy laws (state or federal) more make any assignment for the benefit of creditors, or should there be appointed a receiver to take charge of the premises either in the state courts, or in the federal courts, then in any of such events, the Lessor may, at Lessor's option, terminate and end this Lease and re-enter upon the property, whereupon the term hereby granted and at the Lessor's option, terminate and end this Lease and re-enter upon the property, whereupon the term hereby granted and at the Lessor's option, elect to declare the entire rent for the balance of the term due and payable forthwith, and may proceed to collect the same by distress or otherwise, and thereupon said term shall terminate, at the option of the Lessor or else and said Lessor may take possession of the premises and rent the same for the account of the Lessee, the exercise of any of which option herein contained shall not be deemed the exclusive Lessor's remedy, the expression "entire rent for the balance of the term" as used herein, shall mean all of the rent prescribed to be paid by the Lessee unto the Lessor for the full term of the Lease; less, however, any payments that shall have been made on account of and pursuant to the terms of said Lease. Lessor shall immediately be entitled to relief from the automatic stay provided by Section 362 of the bankruptcy code;

irrespective of the requirements of Section 362, and Lessor shall not be obligated to satisfy those requirements in order to obtain relief. This provision is a material inducement to Lessor entering into this Lease.

     F. That at Lessor's option if the Lessee shall abandon, vacate or remove the major portion of the goods, wares, merchandise, machinery, equipment and any other material held on these premises in the course of business, usually kept on said premises when the same is open for business and shall cease doing business in said premises, then and in such event, this Lease shall immediately become canceled and null and void and all payments made by said Lessee shall be retained by the Lessor as payment in full for the period of time the premises are occupied by the Lessee and Lessee shall not be entitled to any monies to paid by it, even though such payment is for time subsequent to such closing of the premises and removal of the goods, wares, merchandise, machinery, equipment, etc

     G. If, as a result of Lessee's failure to timely pay rent, Lessor, by and through its Property Manager, provides Lessee with a three day notice to pay or vacate, Lessee agrees to pay to Lessor a fee of $75.000 for the Property Manager's time and effort in providing the three day notice. This $75.00 is hereby defined and deemed as "rent" hereunder. Lessee agrees that in case of the failure of the said Lessee to pay the rent herein reserved whom the same shall become due and it becomes necessary for the Lessor to collect said rent through an attorney, the Lessee will further pay a reasonable attorney's fee together with all costs and charges thereof.

     H. That if Lessee shall hereafter install, at its expense, any shelving, lighting and other fixtures, until heaters, portable air conditioning units, portable partitions or any trade fixtures, or if Lessee shall hereafter install or apply any advertising signs or other standard identifications of Lessee, any article so installed or any identification so applied shall be the property of Lessee, which Lessee may remove at the termination of this Lease, provided that in such removal Lessee shall repair any damage occasioned to the demised premises, in good workman-like manner. The Lessee shall not remove any fixtures, equipment, or additions which are normally considered to be affixed to the realty, such as, but not limited to, electrical conduit and wiring, panel or circuit boxes, terminal boxes, partition walls, paneling, central air conditioning and ducts, plumbing fixtures, or any other equipment or material affixed to the structure.

     I. That Lessor shall have the right to affix a reasonable sign to the premises six months prior to the termination of the Lease advertising same for rent and the Lessor shall have the right to exhibit the premises during said six months, provided that same is during business hours and not more frequently than once every day.

     J. That notices as herein provided shall be given by registered or certified mail, return receipt requested, to the Lessor at:

                          STEVEN J. COOPERMAN, TRUSTEE
                         6601 N.W. 14th Street, Suite #1
                              Plantation, FL 33313

and to the Lessee at the demised premises, except that three day notices for nonpayment of Rent may be hand delivered or posted. The address for giving said notices may be changed by the Lessor or Lessee in writing, at the addresses set forth herein, or as modified.

     K. That any provision herein contained which shall appear to be intended to survive the expiration of this Lease shall survive such expiration date.

     L. That the Lessee shall use and occupy the premises for medical technology & building product technology and manufacturer, and for no other purpose.

     M. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present a health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing can be obtained from your county public health unit.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the day and year first above written.

WITNESSES:                              LESSOR:


           /s/                                      /s/ Steven J. Cooperman
--------------------------                        ------------------------------
                                                   Steven J. Cooperman, Trustee

        /s/ Audrey Max                  LESSEE:
----------------------------                 GINSITE MATERIALS, INC.
                                                By: /s/ Murray Ginsberg
                                                -----------------------

         ADDENDUM TO LEASE BETWEEN LESSOR - STEVEN J. COOPERMAN, TRUSTEE
                       AND LESSEE - GINSITE MATERIAL, INC.


This addendum sets forth additional provisions between Lessor - STEVEN J. COOPERMAN, TRUSTEE and Lessee - GINSITE MATERIALS, INC. In the event of any conflict between this Addendum and the Lease, then the provisions set forth in this Addendum shall prevail.

1. Lessee has the right at any time, to acquire a 50% interest in the ownership entity - STEVEN J. COOPERMAN, TRUSTEE for $1.00. For the first ten years of the lease, said 50% interest shall be pledged by Lessee for the performance of Lessee under the terms of the Lease.


2. Any time after 2 years, Lessee may acquire the 50% balance of the Trust for the greater of:

     1.   One half of  appraised  (M.A.I.)  Value less  mortgages  Or
     2.   $50,000 cash.

3.   Paragraph #1 above is subject to:

     1.   John Alden's (Mortgage Lender) approval of the transaction.
     2.   The release of Norman Elson from the Loan Guarantee.

4.   Paragraph #2 above is subject to:

     1.   John Alden's (Mortgage Lender) approval of the transaction.
     2.   The release of Steven J. Cooperman from the Loan Guarantee.

5. Lessee agrees to pay a late charge fee of ten (10%) percent of the monthly rent or Fifty ($50.00) Dollars, whether shall be greater, for any monthly payment received by Lessor after the third (3rd) day of the month on which the rental payment is due. This late charge fee is hereby deemed "Rent". If any payment of rent, or additional rent, is made by check, and the check is dishonored for any reason, including but not limited to insufficient funds or uncollected funds, Lessee shall reimburse Lessee with cash or a cashier's check in the amount of the dishonored check, plus a dishonored check fee in the amount of 10%. This 10% dishonored check fee is hereby defined and deemed as "rent" hereunder.

WITNESSES:                       LESSOR:

  /s/                                        /s/ Steven J. Cooperman
---------------------                        --------------------------
                                             Steven J. Cooperman, Trustee

                                 LESSEE:
                                             GINSITE MATERIALS, INC.

 /s/                                         By: /s/ Murray Ginsberg
--------------------                         ------------------------